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                                                                   EXHIBIT 10.31

                                [GRAPHIC OMITTED]

                           Advertising Insertion Order
                              HTTP:WWW.EGROUPS.COM

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
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Sales Contact: ______________      e-mail:  ___________      Phone: (415) 546-2793   Fax: (415) 546-2801
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                                                 ORDER INFORMATION

Order Date:  ____________________                            Order #:  ______________
---------------- ------------------------------------------- -------------------- --------------------------------

ADVERTISER                                                   AGENCY

FAX                                                          FAX

ADDRESS                                                      ADDRESS



CONTACT                                                      CONTACT

PHONE                                                        PHONE

EMAIL                                                        EMAIL

---------------- -------------- ------------- -------------- -------------------- --------------------------------
START DATE                      END DATE                     CONTRACT LENGTH
---------------- -------------- ------------- -------------- -------------------- --------------------------------

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Bill To:           __  Advertiser                             __ Agency

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                                                   AD PLACEMENT

----------------- ------------ ------------------------------------- ------------------------ --------------------
    Ad Type        Position                   Target                    Total Insertions         Total Amount
    -------        --------                   ------                    ----------------         ------------





                                                              COST:


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DELIVERY: All materials must be delivered at least 4 business days in advance to the e-mail address below ____________________. In all correspondence, an eGroups insertion order number and flight dates must be referenced.


Insertion orders are subject to the approval of eGroups, Inc., which retains sole discretion to accept or reject any order. Once accepted, the Insertion Order may not be cancelled by Advertiser. Acceptance does not obligate eGroups to accept subsequent orders. This insertion order is subject to and incorporates eGroups Standard Terms and Conditions for Advertisers which are attached hereto.


AUTHORIZED BY: ______________________________________

                                      PHONE: ______________      DATE: _________


PRODUCTION CONTACT: __________________________________

                                      PHONE: ______________      DATE: _________


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PLEASE RETURN TO EGROUPS SALES DEPT.  FAX # (415) 546-2801
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ACCEPTED AND AGREED TO:



ACCEPTED AND AGREED TO:


EGROUPS, INC.



BY:
   --------------------------------

NAME:
     ------------------------------

DATE:
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                                 EGROUPS, INC.

                  STANDARD TERMS AND CONDITIONS FOR ADVERTISERS

THE FOLLOWING TERMS AND CONDITIONS ("STANDARD TERMS AND CONDITIONS FOR ADVERTISERS") ARE DEEMED TO BE INCORPORATED INTO EACH ADVERTISING INSERTION ORDER ACCEPTED BY EGROUPS ("INSERTION ORDER"):

1. TERMS OF PAYMENT. The Advertiser (as defined in the Insertion Order) will be invoiced on the first day of the contract period set out in the Insertion Order. Unless otherwise expressly agreed by the parties in writing, the Advertiser must ensure that payment is made to eGroups, Inc. ("eGroups") in U.S. dollars within thirty days after the date of the invoice, subject to credit policies that may be in effect with respect to an individual Advertiser. Advertising agencies are responsible for payment of all advertising ordered on behalf of their clients, and by signing an Insertion Order acknowledge that they are jointly and severally liable with their clients for payment. Advertiser's default in payment entitles eGroups to cancel any advertising run remaining under the Insertion Order.

2. CREATION, DELIVERY AND RUNNING OF ADVERTISING MATERIALS. Advertiser is solely responsible for the creation of all advertising materials (including GIF or JPEG files), and for the content of such advertising including compliance with all applicable international, federal, state, or local laws and regulations that may apply to the subject advertising. Advertiser will deliver the materials to eGroups in electronic form at least four (4) business days before the scheduled run date, or as otherwise instructed. Advertiser hereby grants eGroups a non-exclusive, worldwide, fully paid right and license to use, reproduce, publish, publicly perform and publicly display all such materials on the eGroups Site. Advertiser acknowledges that positioning of advertisements on the eGroups Site will be determined by eGroups in its sole discretion. eGroups does not warrant the date or dates of insertion of the advertisement(s) and does not warrant that the advertisement(s) will not be displayed after the end date specified. However, eGroups will use reasonable efforts to comply with Advertiser's request in this regard.

3. RIGHT TO REJECT ADVERTISEMENTS. All contents of advertisements are subject to eGroups' approval. eGroups does not undertake to review the content of any advertisement and any such review or approval shall not be deemed to constitute an acceptance by eGroups that such advertisement is provided in accordance with these Standard Terms and Conditions for Advertisers nor will it constitute a waiver of eGroups' rights hereunder. eGroups reserves the right, in its sole discretion, to reject or remove any advertisement, insertion order, URL link, space reservation or position commitment at any time in its absolute discretion.

4. RATES. eGroups reserves the right to revise its advertising rate card at any time. Rate card changes will not apply to Insertion Orders already signed by eGroups.

5. USAGE STATISTICS. Notwithstanding the provisions of the Insertion Order, the Advertiser acknowledges that eGroups makes no guarantees with respect to the usage statistics or levels of impressions for any advertisement. eGroups provides the Advertiser with estimated usage statistics as a courtesy to Advertiser and eGroups will not be held liable for any claims relating to any usage statistics however supplied.

6. ADVERTISER'S REPRESENTATIONS AND WARRANTIES. Advertiser represents and warrants to eGroups that 1) it has the right to publish all of the content of the advertisements provided under the Insertion Order and that such publication will not infringe the rights of any third party, including without limitation, intellectual property rights and rights of privacy or violate any applicable law or regulation; and 2) the advertisements do not contain anything that is defamatory, obscene, false or

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misleading.

7. INDEMNITY. Advertiser agrees to indemnify, defend and hold harmless eGroups, and its employees, representatives and agents, from and against any and all losses, damages, suits, judgments, costs and expenses, including reasonable attorney's fees, arising out of or in connection with any claims, suits, actions, or other proceedings actual or threatened based on or arising from: (a) advertisements or other content supplied by Advertiser, including any claim that it infringes any copyright, trademark or other intellectual property right of a third party or contains any material that is obscene, defamatory, violates any law or regulation, or breaches the rights of any person or entity, including, without limitation, rights of publicity, privacy or personality, or is otherwise actionable; (b) Advertiser's products or services, including any claim that they are illegal or harm or may harm a third party in any manner; (c) a breach by Advertiser of any representation or warranty contained in Paragraph 6; or (d) the development, operation, maintenance or content contained on Advertiser's web site.

8. LIMITATION OF LIABILITY. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE SERVICES PROVIDED BY EGROUPS HEREUNDER ("ADVERTISING SERVICES") ARE PROVIDED "AS IS" AND "AS AVAILABLE." EGROUPS DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, REGARDING THE ADVERTISING SERVICES AND THE EGROUPS SITE OR ANY OTHER ITEMS OR SERVICES IT MAY PROVIDE, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR USAGE OF TRADE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EGROUPS DOES NOT WARRANT THAT ITS SITE WILL BE FREE FROM BUGS, DEFECTS OR ERRORS, OR THAT IT WILL BE ACCESSIBLE WITHOUT INTERRUPTION. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, EXEMPLARY, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR COSTS, SUFFERED BY THE OTHER, INCLUDING BUT NOT LIMITED TO, ANY LOST PROFITS OR REVENUES, LOSS OF USE OR GOODWILL, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9. LIMITATION OF DAMAGES. If eGroups fails to publish any advertisement or deliver the number of impressions as provided in the Insertion Order (or in the event of any other failure, technical or otherwise, of such advertisement to appear as provided in the Insertion Order), eGroups' liability will be limited (at the option of eGroups) to either: (a) publishing the advertisement (or a replacement advertisement if provided by the Advertiser) as soon as is reasonably practicable in the period following the period during which the advertisement was scheduled to run and for such time as is necessary to generate a number of substitute impressions equal to the shortfall, or (b) refund to the Advertiser that proportion of the amounts paid which relate to those advertisements and/or impressions which were not provided, or, if the relevant amounts were not paid by the Advertiser, agree that such amounts will not be due or payable.

10. GENERAL. (a) These Standard Terms and Conditions for Advertisers together with the Insertion Order ("Agreement"), constitute the entire agreement between the parties and supersede any prior agreements and representations between the parties, whether written or oral, regarding the subject matter contained herein;
(b) Advertiser may not assign, resell or otherwise transfer, any rights or obligations under these Standard Terms and Conditions for Advertisers or the Insertion Order, without the prior written consent of eGroups; (c) this agreement shall be construed and interpreted according to the laws of the State of California without regard to choice of law principles, and all disputes arising under these terms shall be heard exclusively in the state courts of California in the county of San Francisco or in the federal courts of the Northern District of California, to which the parties consent to jurisdiction and venue; (d) the prevailing party in any action or proceeding arising under the Agreement shall be entitled to reasonable attorney's fees and costs; (e) the waiver of a breach or right under the

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Agreement shall not constitute a waiver of any other or subsequent breach or right; (f) if any provision of the Agreement is found to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed from the remainder of the Agreement, which shall remain in full force and effect; (g) eGroups shall not be in default or otherwise liable for any delay in or failure of its performance under the Agreement arising by reason of any Act of God, disruptions of the Internet, telecommunications facilities or public utilities, or any government or any governmental body, acts of war, the elements, strikes or labor disputes, or other causes beyond its control; and (h) Advertiser shall keep the terms of the Insertion Order confidential.